EXHIBIT 10.1
INTERNATIONAL RECTIFIER CORPORATION
2011 PERFORMANCE INCENTIVE PLAN

NOTICE OF GRANT OF

NON-EMPLOYEE DIRECTOR NONQUALIFIED STOCK OPTION

THIS OPTION AGREEMENT is between INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation (the “Corporation”), and _______________ (the “Director”).  Pursuant to the International Rectifier Corporation 2011 Performance Incentive Plan (the “Plan”), the Corporation grants a nonqualified stock option (the “Option”) to purchase authorized but unissued or treasury shares of Common Stock, $1.00 par value, of the Corporation.  The Option is granted under and governed by the terms and conditions of the Plan and the Terms and Conditions of Non-Employee Director Nonqualified Stock Option (the “Terms”), which are attached and incorporated herein by this reference.

        Grant Date:                                                                    _______________________
        Number of Shares:                                                       _______________________ 1
        Exercise Price per Share:                                                   _______________________ 1
        Vesting Schedule:                                                        [33 1/3% per year on each of the first three anniversary dates of Grant Date]2

    Expiration Date:                                                          _______________________ 2

_____________________________________________________________________________________

1 Subject to adjustment under Section 7.1 of the Plan.

2 Subject to early termination under Section 7.2 of the Plan and Section 5 of the Terms.

INTERNATIONAL RECTIFIER CORPORATION                                         DIRECTOR
(a Delaware Corporation)

By:           _______________________________                                        _________________________

    [              ]
(Signature)

Its:                                                                            _________________________

(Address)

_________________________

(City, State, Zip Code)

INTERNATIONAL RECTIFIER CORPORATION

2011 PERFORMANCE INCENTIVE PLAN

TERMS AND CONDITIONS OF

NON-EMPLOYEE DIRECTOR NONQUALIFIED STOCK OPTION

1.	General.

These Terms and Conditions of Non-Employee Director Nonqualified Stock Option (these “Terms”) apply to a particular stock option (the “Option”) if incorporated by reference in the Notice of Grant of Non-Employee Director Nonqualified Stock Option (the “Grant Notice”) corresponding to that particular grant.  The recipient of the Option identified in the Grant Notice is referred to as the “Director.”  The per share exercise price of the Option as set forth in the Grant Notice is referred to as the “Exercise Price.”  The effective date of grant of the Option as set forth in the Grant Notice is referred to as the “Award Date.”  The exercise price and the number of shares covered by the Option are subject to adjustment under Section 7.1 of the Plan.

The Option was granted under and subject to the International Rectifier Corporation 2011 Performance Incentive Plan (the “Plan”).  Capitalized terms are defined in the Plan if not defined herein.  The Option has been granted to the Director in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Director.  The Grant Notice and these Terms are collectively referred to as the “Option Agreement” applicable to the Option.

2.	Vesting; Limits on Exercise; Incentive Stock Option Status.

The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the Grant Notice.  The Option may be exercised only to the extent the Option is vested and exercisable.

•
Cumulative Exercisability.  To the extent that the Option is vested and exercisable, the Director has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•
Minimum Exercise.  No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•	Nonqualified Stock Option. The Option is a nonqualified stock option and is not, and shall not be, an incentive stock option within the meaning of Section 422 of the Code.

3.	Continuance of Service Required.

The vesting schedule applicable to the Option requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement.  Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Director to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 5 below or under the Plan.

4.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•
a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option or by the completion of such other administrative exercise procedures as the Administrator may require from time to time;

•
payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Corporation, or (subject to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any non-cash payment) in shares of Common Stock already owned by the Director, valued at their fair market value (as determined under the Plan) on the exercise date;

•	any written statements or agreements required pursuant to Section 8.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by notice and third party payment in such manner as may be authorized by the Administrator, or, subject to such procedures as the Administrator may adopt, authorize a “cashless exercise” with a third party who provides simultaneous financing for the purposes of (or who otherwise facilitates) the exercise of the Option.

5.	Early Termination of Option.

5.1 Expiration Date.  Subject to earlier termination as provided below in this Section 5, the Option will terminate on the “Expiration Date” set forth in the Grant Notice (the “Expiration Date”).

5.2 Possible Termination of Option upon Certain Corporate Events.  The Option is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.

5.3 Termination of Option upon a Termination of Director’s Services.  Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 5.2 above, if the Director ceases to serve as a member of the Board, the following rules shall apply (the last day that the Director is a member of the Board is referred to as the Director’s “Severance Date”):

•
Retirement.  If the termination of the Director’s services is the result of the Director’s Retirement (as defined below) and the Option has been held by the Director for at least six months, (a) the Option, to the extent outstanding and not vested on the Severance Date, shall become fully vested and exercisable as of the Severance Date, (b) the Director will have until the date that is three years after the Director’s Severance Date to exercise the Option, and (c) the Option, to the extent exercisable for the three-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the three-year period.

•
Resignation. If the termination of the Director’s service is the result of the Director’s Resignation (as defined below) and the Option has been held by the Director for at least six months, (a) the Director will have until the date that is three months after the Director’s Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the three-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the three-month period.

•
Death or Total Disability.  If the termination of the Director’s services is the result of the Director’s death or Total Disability (as defined below) and the Option has been held by the Director for at least six months, (a) the Option, to the extent outstanding and not vested on the Severance Date, shall become fully vested and exercisable as of the Severance Date, (b) the Director (or his beneficiary or personal representative, as the case may be) will have until the date that is three years after the Director’s Severance Date to exercise the Option, and (c) the Option, to the extent exercisable for the three-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the three-year period.

•
Other Termination.  If the Director’s services terminate for any reason other than the Director’s Retirement, Resignation, or death or Total Disability and without regard to the period of time for which the Director has held the Option, (a) the Option, to the extent outstanding and not vested on the Severance Date, shall become fully vested and exercisable as of the Severance Date, (b) the Director will have until the date that is three years after the Director’s Severance Date to exercise the Option, and (c) the Option, to the extent exercisable for the three-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the three-year period.

In the case of a termination of the Director’s service due to the Director’s Retirement, Resignation, death or Total Disability, subject to the express provisions of this Section 5.3, Section 5.2 above and the Plan, an Option granted less than six months prior to the Director’s Severance Date (a “Short-Term Option) shall not immediately vest.  However, the Board, in its sole discretion, may accelerate the vesting of up to 20% of the Short-Term Option as of the Severance Date.  Such accelerated Short-Term Option shall become exercisable six months after the Grant Date and shall remain exercisable until the expiration of the applicable exercise period set forth above in this Section 5.3 as if the Short-Term Option had been held for six months on the Severance Date.

For purposes of the Option, “Total Disability” means a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

For purposes of the Option, “Retirement” means a Director’s voluntary resignation or voluntary decision not to stand for re-election as a director after completing at least five consecutive years of service as a director.

For purposes of the Option, “Resignation” means a Director’s voluntary resignation or voluntary decision not to stand for re-election as a director before completing at least five consecutive years of service as a director.

In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 5.2.  The Administrator shall be the sole judge of whether the Director continues to render services for purposes of this Option Agreement.

6.	Non-Transferability.

The Option and any other rights of the Director under this Option Agreement or the Plan are nontransferable and exercisable only by the Director, except as set forth in Section 5.7 of the Plan.

7.	Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the address last reflected on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other.  Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.  Any such notice shall be given only when received, but if the Director is no longer a member of the Board, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 7.

8.	Plan.

The Option and all rights of the Director under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference.  The Director agrees to be bound by the terms of the Plan and this Option Agreement.  The Director acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Option Agreement.  Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Director unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

9.	Entire Agreement.

This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.  The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan.  Such amendment must be in writing and signed by the Corporation.  The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10.	Governing Law.

This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

11.	Effect of this Agreement.

Subject to the Corporation’s right to terminate the Option pursuant to Section 7.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

12.	Counterparts.

This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13.	Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

14.	Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.	No Advice Regarding Grant.

The Director is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Director may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option).  Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option.  Except for the withholding rights contemplated by Section 4 above and Section 8.5 of the Plan, the Director is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.